Consolidated Statements of Cash Flows - USD ($)	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (52,619)	$ (52,412)	$ (59,047)
Changes in assets and liabilities
Accrued liabilities
Net cash used in operating activities	(52,619)	(52,412)	(59,047)
NET DECREASE IN CASH	(52,619)	(52,412)	(59,047)
EXCHANGE RATE EFFECT ON CASH	(27)	57	(586)
CASH - BEGINNING OF PERIOD	71,109	123,464	183,097
CASH - END OF PERIOD	$ 18,463	$ 71,109	$ 123,464